SUB-ITEM 77Q1: EXHIBITS.
The Registrant's Investment Sub-Advisory Agreement among the Registrant, Copper Rock Capital Partners and Old Mutual Capital, Inc. is incorporated herein by reference to Exhibit (d)(14) in Registrant's
Post-Effective Amendment No. 3 filed with the
Commission on April 1, 2005 (Accession No.
0001135428-05-000163).